                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

     Date of Report (Date of earliest event reported) November 30, 1988


                   Commerce Bancshares, Inc.
     (Exact name of registrant as specified in its charter)

         Missouri                        43-0889454
(State of Incorporation)      (IRS Employer dentification No.)

                             0-2989
                    (Commission File Number)

              1000 Walnut, Kansas City, MO  64106
      (Address of principal executive offices and Zip Code)

                         (816) 234-2000
      (Registrant's telephone number, including area code)

Item  5.  Other Events

The following Commerce Bancshares, Inc. and Subsidiaries consolidated balance sheet and statements of income are presented in accordance with Article X, Section 10.4 of the definitive agreement to acquire Fidelity Bankshares, Inc. This acquisition was effective November 1, 1998 and was accounted for as a pooling of interests. The Commerce Bancshares, Inc. and Subsidiaries consolidated financial statements have not been restated due to immateriality.


           COMMERCE BANCSHARES, INC. AND SUBSIDIARIES
                   CONSOLIDATED BALANCE SHEET

<CAPTION)

                                            November 30, 1998
                                            -----------------
(Unaudited)                                   (In thousands)
ASSETS
Loans, net of unearned income                   $7,035,782
Allowance for loan losses                         (117,784)
                                                ----------
     Net loans                                   6,917,998
                                                ----------
Investment securities:
   Available for sale                            2,737,050
   Trading account                                   9,784
   Other non-marketable                             28,577
                                                ----------
     Total investment securities                 2,775,411
                                                ----------
Federal funds sold and securities
   purchased under agreements to resell            453,077
Cash and due from banks                            679,430
Land, buildings and equipment - net                223,673
Goodwill and core deposit - net                     77,784
Other assets                                       132,496
                                               -----------
     Total assets                              $11,259,869
                                               ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
  Non-interest bearing demand                   $1,692,295
  Savings and interest bearing demand            5,148,670
  Time open and C.D.'s of less than $100,000     2,278,237
  Time open and C.D.'s of $100,000 and over        294,583
                                                ----------
     Total deposits                              9,413,785
Federal funds purchased and securities sold
  under agreements to repurchase                   590,216
Long-term debt and other borrowings                 27,206
Other liabilities                                  157,074
                                                ----------
     Total liabilities                          10,188,281
                                                ----------
Stockholders' equity:
  Stock and surplus                                293,352
  Retained earnings                                748,124
  Treasury stock                                   (16,518)
  Unearned employee benefits                          (929)
  Unrealized securities gain - net of tax           47,559
                                                ----------
    Total stockholders' equity                   1,071,588
                                                ----------
    Total liabilities and stockholders'equity  $11,259,869
                                               ===========

           COMMERCE BANCSHARES, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF INCOME

                                             For the      For the
                                              Month    Eleven Months
                                              Ended        Ended
                                             --------    ---------
                                              November 30, 1998
                                             ---------------------
(Unaudited)                                      (In thousands)
INTEREST INCOME
Interest and fees on loans                     $46,955    $506,199
Interest on investment securities               13,293     143,904
Interest on federal funds sold and securities
  purchased under agreements to resell           1,861      14,559
                                               -------    --------
     Total interest income                      62,109     664,662
                                               -------    --------
INTEREST EXPENSE
Interest on deposits:
  Savings and interest bearing demand           11,416     130,602
  Time open and C.D.'s of less than $100,000    10,032     108,324
  Time open and C.D.'s of $100,000 and over      1,310      12,403
Interest on federal funds purchased and
  securities sold under agreements to repurchase 2,159      23,677
Interest on long-term debt and other borrowings     55         384
                                               -------     -------
Total interest expense                          24,972     275,390
                                               -------     -------
     Net interest income                        37,137     389,272
Provision for loan losses                        1,839      34,132
                                               -------     -------
     Net interest income after provision
       for loan losses                          35,298     355,140
                                               -------     -------
NON-INTEREST INCOME
Trust fees                                       4,085      45,922
Deposit account charges and other fees           5,340      57,083
Credit card transaction fees                     3,156      31,654
Trading account profits and commissions            873       7,753
Net gains on securities transactions               137       6,729
Other                                            3,924      42,455
                                               -------     -------
  Total non-interest income                     17,515     191,596
                                               -------     -------
NON-INTEREST EXPENSE
Salaries and employee benefits                  16,906     181,151
Net occupancy                                    2,076      21,652
Equipment                                        1,690      16,376
Supplies and communication                       2,356      26,857
Data processing                                  3,010      26,992
Marketing                                          724      11,740
Goodwill and core deposit                          766       8,419
Other                                            5,593      48,343
                                               -------     -------
  Total non-interest expense                    33,121     341,530
                                               -------     -------
Income before income taxes                      19,692     205,206
Less income taxes                                6,420      69,437
                                               -------    --------
  Net income                                   $13,272    $135,769
                                               =======    ========

Net income per share - basic*                     $.22       $2.22
                                               =======    ========
Net income per share - diluted*                   $.21       $2.19
                                               =======    ========
*  Per share amounts reflect a 5% stock dividend declared October 2,
1998 to holders of record as of November 30, 1998 and distributed on December 18, 1998.


Item 7.  Financial Statements and Exhibits

(a) Financial statements of businesses acquired.
    None

(b) Pro forma financial information.
    None

(c) Exhibits.
    (27) Financial Data Schedule

                           SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   COMMERCE BANCSHARES, INC.

Date:  December 21, 1998           By  s/Jeffery D. Aberdeen
                                       ---------------------
                                         Jeffery D. Aberdeen
                                             Controller
                                     (Chief Accounting Officer)